Quik  Pix,  Inc.
7050  Village  Drive,  Suite  F
Buena  Park,  California  90621

October  12th,  2001

Dear  Quik  Pix,  Inc.  Stockholder:

You are cordially invited to attend an Annual Meeting of the stockholders of Quik Pix, Inc., a Nevada Corporation ("QPIX") to be held on November 26th, 2001 at 1:00 P.M., local time, at Quik Pix, Inc., headquarters at 7050 Village Drive, Suite F, Buena Park, California.

At this Annual Meeting, the Quik Pix, Inc. Stockholders will vote upon the following:

1.   The  election  of  five  new  directors;

2. The amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000.

3. The ratification of the appointment of Weinberg & Co., PA as the Company's independent auditors;

4. To authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range from five-to-one to ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split.

5. To approve reserving up to 3,500,000 shares of the Company's common stock for implementation (at the discretion of the Board of Directors) of an employee stock option / stock issuance plan.


Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

I hope you will be able to attend the Annual Meeting and look forward to seeing you on November 26th, 2001.

Very  truly  yours,


John  Capezzuto
Chairman  of  the  Board

QUIK  PIX,  INC.
7050  VILLAGE  DRIVE,  SUITE  F
BUENA  PARK,  CALIFORNIA  90621


                            NOTICE OF ANNUAL MEETING

                               OCTOBER 12TH, 2001


On November 26th 2001 at 1:00 P.M., local time, an Annual Meeting of Stockholders of Quik Pix, Inc. will be held at Quik Pix, Inc. headquarters at 7050 Village Drive, Suite F, Buena Park, California.

The  purpose  of  the  Annual  Meeting  is  to:

1.   The  election  of  five  new  directors.

2. The amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000.

3. The ratification of the appointment of Weinberg & Co., PA as the Company's independent auditors.

4. To authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range of five-to-one to ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split.


5. To approve reserving up to 3,500,000 shares of the Company's common stock for implementation (at the discretion of the Board of Directors) of an employee stock option / stock issuance plan.


These items of business are described for you in detail in the attached proxy statement. We encourage you to read these materials very carefully and in their entirety.

Holders of record of our common stock at the close of business on October 12th, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. A list of holders eligible to vote will be available for inspection at the Annual Meeting and for a period of 10 days prior to the Annual meeting at regular business hours at our principal business address indicated above.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,

Ed  Youngman
Secretary

                                PROXY STATEMENT

October  12th,  2001

This Proxy Statement is furnished to the holders of common stock of Quik Pix, Inc. in connection with the solicitation by our Board of Directors of proxies for use at an Annual Meeting of Stockholders (the "Annual Meeting") or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on November 26th , 2001 at 1:00 P.M., local time, at Quik Pix, Inc. headquarters at 7050 Village Drive, Suite F, Buena Park, California.

This Proxy Statement, the Notice of Annual Meeting, the proxy card and the related attachments were mailed to our stockholders on or about October 12th 2001.

It is proposed that at the Annual Meeting that Quik Pix, Inc. shareholders ratify: (i) the election of five new directors to the Quik Pix, Inc. Board of Directors; (ii) the amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000; (iii) the appointment of Weinberg & Co., PA as the Company's independent auditors; (iv) to authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range from five-to-one to ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split; and (v) the implementation of an employee stock/stock issuance option plan by the Board of Directors

A vote "FOR" all of the proposals described above by at least a majority of the voting power of the corporation in person or by proxy at the Annual meeting is required to approve these proposals. A vote "FOR" all of the proposals described above by at least a majority of the voting power of the corporation in person or by proxy at the Annual meeting is required to approve these proposals.

Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

Proxies for use at the Annual Meeting are being solicited by our Board of Directors. Proxies will be solicited chiefly by mail; however, certain or our officers, directors, employees and agents, none of whom will receive additional compensation therefore, may solicit proxies by telephone, telegram, email or other personal contact. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

VOTING  SECURITIES

All holders of record of the Company's Common Stock at the close of business on October 12th, 2001 are entitled to vote at the Annual Meeting. On that date, 10,297,305 shares of Common Stock were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the Annual Meeting.
VOTING  OF  PROXIES
When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

"FOR"  the  election  of the five nominees for director named on the proxy card;

"FOR" the amendment and restatement of our articles of incorporation to increase the shares of common stock authorized from fifty million (50,000,000) to two hundred million (200,000,000) common shares;

"FOR" the approval to appoint Weinberg & Co., PA as auditors for Quik Pix, Inc.;

"FOR" authorizing the Board of Directors, in its discretion, to perform any action it deems necessary to effect a ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split; and

"FOR" the approval to have an employee stock option / stock issuance plan implemented by the Board of Directors.

You may revoke your Proxy at any time before it is voted at the Annual Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Annual Meeting and cancel any proxy previously given.

All of the proposals outlines below will pass or fail based on a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

PROPOSAL  ONE
ELECTION  OF  DIRECTORS
(Item  1  on  the  Proxy  Card)

The Board of Directors is composed of five members. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Each director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal.

The following summary information sets forth information concerning the Company's directors and nominees:

John Capezzuto. John Capezzuto is currently the Chairman of Quik Pix. Mr. Capezzuto was also one of the founders, and past President of QPI. Mr. Capezzuto's employment history includes various managerial positions in New York-based photographic labs. He has also had extensive experience in point-of-purchase displays and trade show exhibit building. Over the last twelve years, he has been on the board of directors for the following private corporations: Exhibitronix Inc., Modular Display Systems, Inc., Tabery Corporation, Delta Transport, and American Distributing Company.

Brian Bonar. Mr. Bonar has been a Director of Quik Pix since February 2000. Mr. Bonar has served since April 1998 as CEO of Imaging Technologies Corporation, a color management software and imaging company. From 1991 to 1992, Mr. Bonar was vice president of worldwide sales and marketing for Bezier Systems, Inc., a San Jose, California-based manufacturer and marketer of laser printers. From 1990 to 1991, he was a worldwide sales manager for Adaptec, Inc., a San Jose-based laser printer controller developer. From 1988 to 1990, Mr. Bonar was vice president of sales and marketing for Rastek Corporation, a laser printer controller developer located in Huntsville, Alabama. From 1984 to 1988, Mr. Bonar was employed as executive director of engineering at QMS, Inc., an Alabama-based developer and manufacturer of high-performance color and monochrome printing solutions. Prior to these positions, Mr. Bonar was employed by IBM U.K. Ltd. for approximately 17 years.

Christopher McKee. Mr. McKee in currently President of QPI, and has been a Director since February 2000. Mr. McKee was formerly President and Chief Operating Officer of Imaging Technologies, a color management software and imaging company. Prior to joining Imaging Technologies, Mr. McKee held various senior financial and management positions with Flowserve Corporation (formerly BW/IP International & Durco) for 23 years, and was a Financial Analyst for Ford Motor Company. He holds an MBA from Pepperdine University.

Ed Youngman. Mr. Youngman has served as Controller and Secretary/Treasurer of Quik Pix since 1987. Mr. Youngman has held numerous senior executive roles at Litton, Sargent Industries and HN Bailey Associates.

Lee Finger. Mr. Finger has been a Director of Quik Pix since 1982. Mr. Finger was Vice President of Sales for QPI for ten years. He is currently retired.

DIRECTORS'  COMPENSATION

The aforementioned directors shall serve a term of one year and shall not be compensated for their service to the board.

BOARD  OF  DIRECTORS  AND  COMMITTEE  MEETINGS

There were four Board of Directors meetings held in year 2000. The directors had the option to attend via conference call. All directors attended the four meetings.

BOARD  COMMITTEES

There are currently no committees of the Quik Pix board; however, subsequent to the close of this Annual Meeting, the Board intends to form compensation and audit committees.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

On December 11, 2000, the Company entered into a Purchase Agreement with ITEC. Brian Bonar, ITEC's Chief Executive Officer, and Christopher McKee, ITEC's President and Chief Operating Officer, are both directors of the Company; however, the Company believes that the terms of the Purchase Agreement were negotiated as an arm's length transaction. The agreement was terminated by QPI on August 6, 2001, and is currently under review.

The Company has debentures outstanding to its officers, John Capezzuto, Ed Youngman and Lee Finger, valued at an aggregate of $458,317.

As of September 30, 2000, the Company has unsecured notes payable to John Capezzuto, its president, in the aggregate amount of $177,997. Such notes were converted into non-interest bearing loans during the fiscal year 2000. As of the date of this Report, the notes have matured and have not yet been paid.

As of September 30, 2000, the Company has unsecured notes payable to Ed Youngman, its secretary and treasurer, in the aggregate amount of $159,209. As of the date of this Report, the notes have matured and have not yet been paid.

COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

For  fiscal  year  2000,  Quik  Pix,  Inc., Chairman John Capezzuto was paid USD
$46,800.00. None of the Company's officers received a salary and cash bonus in excess of $100,000 for services rendered during such fiscal years. The Company does not currently have any long-term compensation plans or stock option plans, has no audit, compensation or executive committees, and has no key-man life insurance on any director or officer.

The Company's current directors do not receive any additional compensation for their services as directors.

The  Company does not have any written employment agreements with its employees.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership of Common Stock as of September 30, 2000, by
(i) all persons who are beneficial owners of five percent (5%) or more of the Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                           Shares  of  Common      Percentage
                           Stock  Beneficially     Of  Shares  Beneficially
                           Owned  (1)              Owned  (2)

John  Capezzuto                 3,521,121          34.1%

Software Technology, Inc.(3)    2,500,000          24.2%

Ed  Youngman                       17,778            *

Lee  Finger                        54,445            *

Brian  Bonar                         -               *

Christopher  McKee                   -               *

All  current  directors  and
Executive  officers  as  a
group  (5  persons)             6,093,344          59.1%

* Represents less than 1% of the outstanding shares of common stock of the Company.

(1) Includes options and warrants, which are exercisable within 60 days of the date of this Report.

(2) Based upon 10,297,305 shares of the Company's common stock outstanding as of September 30, 2000.

(3) Mr. Woo Young Kim, of Seoul, Korea, is president and controlling shareholder of Software Technology, Inc., and may be deemed a beneficial owner of these securities.


SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

The Exchange Act requires our executive officers, directors and beneficial owners of more than 10% of a class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely upon a review of Forms 4 and 5, and amendments thereto, furnished to us during our most recent fiscal year, we believe that during calendar year 2000, all reporting persons timely complied with all filing requirements applicable to them.

ACCOUNTANTS

Weinberg & Company, P.A., have been the independent public accountants of the Company for the year ending December 31, 2000. One or more members of Weinberg & Company, P.A. are expected to be present at the Annual Meeting, to respond to questions and to make a statement if they desire to do so.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1, THE ELECTION OF THE FIVE AFOREMENTIONED FIVE DIRECTOR NOMINEES, TO BE IN THE BEST INTERESTS OF QUIK PIX, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL  TWO

DIRECTORS' PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 200,000,000
(ITEM  2  ON  THE  PROXY  CARD)

At the Annual Meeting, shareholders will be asked to approve and Consent to amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 shares.

The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to facilitate the current raising of additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, for a possible acquisition of another company or its business or assets, or to seek to establish a strategic relationship with a corporate partner. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF QUIK PIX, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL  THREE
THE  RATFICATION  OF  THE  APPOINTMENT  OF
WEINBERG  &  CO.,  PA
AS  THE  COMPANYS  INDEPENDENT  AUDITORS.
(ITEM  3  ON  THE  PROXY  CARD)

The stockholders will be asked to ratify the appointment of Weinberg & Co., PA as our independent certified public accountants. A representative of Weinberg & Co., PA is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so. He or she is also expected to be available to respond to appropriate questions from stockholders.

Audit  Fees(1)                                                $ 41,888.60
Financial Information SystemsDesign and Implementation Fees   $         0
All  Other  Fees(2)                                           $         0

----------------
Total                                                         $ 41,888.60


(1) Audit fees relate to services rendered for the annual audit of our consolidated financial statements for 2000 and the review of the financial statements included in our quarterly reports on Form 10-Q in 2000.

(2) All other fees related to advice and assistance provided to us in connection with tax compliance and various transactions.


VOTE  REQUIRED  AND  BOARD  RECOMMENDATION

Ratification of the Board's selection of Weinberg & Co., PA will require the affirmative vote of the holders of a majority of the total shares of Common Stock at the Annual Meeting, in person or by proxy, and entitled to vote thereon at the Annual Meeting.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF QUIK PIX, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL  FOUR

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO PERFORM ANY ACTION IT DEEMS NECESSARY TO EFFECT A RANGE FROM A FIVE-TO-ONE TO A TEN-TO-ONE REVERSE SPLIT OF THE OUTSTANDING SHARES OF THE COMMON STOCK OF THE COMPANY, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY'S SHAREHOLDERS, INCLUDING, WITHOUT LIMITATION, AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT SUCH A SPLIT
(ITEM  4  ON  THE  PROXY  CARD)


The Board of Directors has adopted a resolution seeking approval by the Company's shareholders of a proposal to authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range from a five-to-one to a ten-to-one reverse split of the outstanding shares of Common Stock at any time prior to November 26th, 2002, without further approval or authorization of the Company's shareholders. Among the actions to be taken if the Company's shareholders approve the proposed ten-to-one reverse stock split and the Board of Directors effects the proposed reverse stock split prior to November 26th, 2002 would be the amendment of the Company's Articles of Incorporation to reflect the outcome of such a range of a reverse split. If this proposal is approved by the Company's shareholders at the Annual Meeting and the Board of Directors elects to effect the reverse stock split prior to November 26th, 2002, the officers of the Company will be authorized to promptly execute and file the Amendment with the Nevada Department of Corporations and the office of the Nevada Secretary of State.

PURPOSE  OF  PROPOSED  REVERSE  STOCK  SPLIT

The purpose of the proposed range of five-to-one to ten-to-one reverse stock split is to decrease the number of outstanding shares of Common Stock and shares subject to outstanding options and warrants and to increase the market value of each share of Common Stock.

The Company's stock is currently trading at a very low value per share, a situation that may be generally perceived as negatively affecting the attitude of potential investors in the Company. The reverse split should have the effect of increasing, proportionally, the trading price of the Company's shares and increasing the ratio of number of shares authorized relative to the number of shares issued and outstanding which the Board of Directors believes will be beneficial for all holders of the Company's equities.

EFFECT  OF  PROPOSED  REVERSE  STOCK  SPLIT

If the proposed range of five-to-one to ten-to-one reverse stock split is approved at the Annual Meeting and the Board of Directors elects to effect the proposed reverse stock split, each outstanding share of Common Stock as of the record date of the reverse stock split will immediately and automatically be changed, as of the effective date of the Amendment, into one-tenth of a share of Common Stock. In addition, the number of shares of Common Stock subject to outstanding options and warrants issued by the Company will be reduced by a factor of ten. No fractional shares of Common Stock or script will be issued in connection with the proposed reverse stock split. Holders of the Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will have their fractional share rounded up to one full share of Common Stock (e.g., a person holding 1,001 shares of Common Stock prior to the proposed reverse stock split would receive 101 shares of Common Stock following the reverse stock split instead of 100.1 shares).

If the reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the reverse stock split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for a reverse stock split. As of November 26th, 2001, the record date for the Annual Meeting, there were 10,297,305 shares of Common Stock issued and outstanding, and zero shares of Common Stock subject to warrants and options granted by the Company. If additional shares of Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after the reverse stock split will increase or decrease accordingly.

Because the reverse stock split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed reverse stock split will not alter the relative rights and preferences of existing shareholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the Board.

If the proposed reverse stock split is approved at the Annual Meeting and affected by the Board of Directors, some shareholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than one hundred shares following a reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

EXCHANGE  OF  SHARE  CERTIFICATES

If the reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, each certificate representing shares of Common Stock that is issued and outstanding, or issued and held by the Company, immediately on the record date established by the Board of Directors, shall thereafter for all purposes be deemed to represent one-tenth of a share of Common Stock for each share of Common Stock presently represented by such certificate. Each holder of record of a certificate for one or more shares of Common Stock as of the record date established by the Board of Directors, shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing one-tenth of a share of Common Stock (subject to the rounding procedures previously discussed) for each share of Common Stock represented by the certificate of such holder immediately prior to the record date. The shares of Common Stock represented by certificates issued pursuant to this paragraph shall be validly issued, fully paid and non-assessable. Any legends set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

BOARD  DISCRETION  TO  IMPLEMENT  REVERSE  STOCK  SPLIT

If the reverse stock split is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to November 26th, 2002, authorize the reverse stock split and file the Amendment with the Nevada Department of Corporations and the office of the Nevada Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the likely effect of business developments on the market price for the Common Stock. Notwithstanding approval of the reverse stock split at the Annual Meeting, the Board of Directors may, in its sole discretion, determine not to implement the reverse stock split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A RANGE OF FROM FIVE-TO-ONE TO TEN-TO-ONE REVERSE STOCK SPLIT OF THE COMMON STOCK, IN ITS DISCRETION, AT ANY TIME PRIOR TO NOVEMBER 26th, 2002.

PROPOSAL  FIVE

TO APPROVE RESERVING UP TO 3,500,000 SHARES OF THE COMPANY'S COMMON STOCK FOR IMPLEMENTATION (AT THE DISCRETION OF THE BOARD OF DIRECTORS) OF AN EMPLOYEE STOCK OPTION / STOCK ISSUANCE PLAN.
(ITEM  5  ON  THE  PROXY  CARD)

The Board has recommended the implementation, of an employee Stock Option / Stock Issuance Plan, at any time prior to November 26th, 2002, without further approval or authorization of the Company's shareholders, as a comprehensive equity incentive program to attract and retain the services of those persons essential to the Company's growth and financial success. The type of options granted under the plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees. The Board believes that it is in the best interests of the Company to implement the Stock Option / Stock Issuance Plan to help provide a meaningful opportunity for officers, employees, and non-employee Board members to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL. PROPOSAL 5 APPROVAL OF EMPLOYEE STOCK OPTION / STOCK ISSUANCE PLAN.

GENERAL  QUESTIONS  REGARDING  THE  ANNUAL  MEETING  THIS  PROXY

What  is  the  time  and  place  of  the  Annual  meeting?
----------------------------------------------------------

The meeting will be held at 1 p.m., local time, at 7050 Village Drive, Suite F, Buena Park, California, on November 26th, 2001.

Who  may  be  present  at  the  Annual  meeting  and  who  may  vote?
---------------------------------------------------------------------

All holders of our common stock and other interested persons may attend the Annual meeting in person. However, only stockholders of record as of October 12th, 2001 may cast their vote in person or by proxy at the Annual Meeting.

What  is  the  vote  required?
------------------------------

Each of the proposals requires the affirmative vote of a majority of the voting power of the common stockholders on the proposal in person or by proxy at the Annual Meeting:

Who  is  soliciting  my  proxy?
-------------------------------

The  Board  of  Directors  of  Quik  Pix,  Inc.

What  do  I  need  to  do  now?
-------------------------------

Please sign, date and complete your proxy card and promptly return it in the enclosed, self addressed, prepaid envelope so that your shares of our common stock can be represented at the Annual meeting.

If  my  shares  are  held  in "street name" by my broker, will my broker vote my
--------------------------------------------------------------------------------
shares  for  me?
----------------

Your broker will vote your shares for you ONLY if you instruct your broker how to vote for you. Your broker should mail information to you that will explain how to give these instructions.

Can  I  change  my  vote  after  I  have  mailed  my  signed  proxy  card?
--------------------------------------------------------------------------

Yes. Just send by mail a written revocation or a later-dated, completed and signed proxy card before the Annual meeting or simply attend the Annual meeting and vote in person. You may not change your vote by facsimile or telephone.

What if I don't send back a proxy card or vote my shares in person at the Annual
--------------------------------------------------------------------------------
Meeting?
--------

If you don't return your proxy card or vote your shares in person at the Annual meeting, each of those shares will be treated as a vote "for" each of the proposals presented at the Annual meeting.

OTHER  MATTERS

The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

SUBMISSION  OF  2001  STOCKHOLDER  PROPOSALS

Proposals of stockholders that are intended to be presented at the annual meeting in 2002 much be received by the Secretary of Quik Pix, Inc., 7050 Village Drive, Suite F, Buena Park, California 90621, not later than December 31, 2001 to be considered for inclusion in the Company's 2002 Proxy material.

A copy of the Company's Form 10-KSB may be obtained by written request from Ed Youngman, Secretary, at the Company, 7050 Village Drive, Suite F, Buena Park, California 90621.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By  order  of  the  Directors

Ed  Youngman
Secretary

Dated:  October  12th,  2001

                            THE BOARD OF DIRECTORS OF
                                 QUIK PIX, INC.

Dated:  October  12,  2001

QUIK  PIX,  INC.,  PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

The undersigned hereby appoints John Cappezuto, as proxy, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Quik Pix, Inc. (the "Company") to be held at the Company's principal executive offices at 7050 Village Drive, Suite F, Buena Park, California, 90621, on November 16th, 2001, at 1:00 P.M., local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                       FOR
                          PROPOSALS 1, 2, 3, 4, AND 5.

1.     ELECTION  OF  5  NEW  DIRECTORS:

Nominees: Brian Bonar, Christopher McKee, John Capezzuto, Ed Youngman, and Lee Finger

__VOTE FOR ALL NOMINEES ABOVE            __ WITHHOLD AUTHORITY to vote for all
                                            nominees  listed  above (Except as
                                            withheld  in the space below)

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below:

BRIAN  BONAR      CHRISTOPHER  MCKEE     JOHN  CAPEZZUTO

ED YOUNGMAN       LEE  FINGER


2.     INCREASE  AUTHORIZED  SHARES:

The amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000.

       __ VOTE  FOR       __ VOTE  AGAINST       __ ABSTAIN

3.     RATIFICATION  OF  ACCOUNTANTS:

     Ratification and approval of the selection of Weinberg & Co., PA as independent auditors.

       __ VOTE  FOR       __ VOTE  AGAINST       __ ABSTAIN

4. AUTORIZATION FOR BOARD OF DIRECTORS TO EFFECT FROM A 10-TO-1 TO A 5-TO-1 REVERSE SPLIT, AT ITS DISCRETION:

      __  VOTE  FOR       __ VOTE  AGAINST       __ ABSTAIN


5. TO APPROVE RESERVING UP TO 3,500,000 SHARES OF THE COMPANY'S COMMON STOCK FOR IMPLEMENTATION OF AN EMPLOYEE STOCK OPTION / STOCK ISSUANCE PLAN:

      __  VOTE  FOR       __ VOTE AGAINST        __ ABSTAIN

                          (PLEASE SIGN AND DATE BELOW)

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:  ____________________,  2001

SIGNATURE  OF  STOCKHOLDER

--------------------------------------

PRINTED  NAME  OF  STOCKHOLDER


--------------------------------------
TITLE  (IF  APPROPRIATE)


--------------------------------------

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK  HERE  IF  YOU  PLAN  TO  ATTEND  THE  ANNUAL  MEETING __ .

                                 QUIK PIX, INC.
                           7050 Village Drive, Suite F
                          Buena Park, California 90621